Stockholders' Equity (Changes In Accumulated Other Comprehensive Loss Due To Derivative Instruments And Hedging Activities) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended		24 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2014
Beginning balance	$ 0	$ (97)	$ (97)
Unrealized gain on cash flow hedges, net of taxes of $(59) during 2013	0	97	97
Ending balance	$ 0	$ 0	$ 0